UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported): July 12, 2005


                          ICON INCOME FUND EIGHT A L.P.
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               (Exact Name of Registrant as Specified in Charter)


                          Delaware 333-54011 13-400682
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                       (State of (Commission (IRS Employer
                 Incorporation) File Number) Identification No.)


                          100 Fifth Avenue, 10th Floor
                            New York, New York 10011
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               (Address of principal executive offices) (Zip Code)


                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

     ICON Income Fund Eight A L.P. (the "Partnership") beneficially owned a (i) Boeing 737-2E3A aircraft msn 22792, and a (ii) Boeing 737-277 aircraft msn 22656 (collectively, the "Aircraft") each of which had been on lease to America West Airlines, Inc. ("America West"). On July 12, 2005, America West, in consideration for the early return of the Aircraft, pre-paid the remaining lease payments through the end of the lease terms totaling $630,000, along with return costs totaling $2,379,895.22. The Partnership, simultaneous with the receipt of the lease payments and return costs from America West, sold the Aircraft to NewJet Corporation, an unaffiliated third party, for the aggregate purchase price of $1,000,000. The amounts received for the lease payments, return costs and the purchase price for the Aircraft were used to repay, in full, the debt balance owed to The CIT Group/Equipment Financing, Inc. on the Aircraft. Upon consummation of the sale of the Aircraft, the Partnership received an interest payment in the amount of $92,674 on certain convertible notes issued by America West (the "Promissory Notes") to the Partnership and the return of the Promissory Notes. In addition, on July 15, 2005 the Partnership sold the Promissory Notes for an aggregate sale price of $1,581,838.

Item 9.01 Financial Statements and Exhibits.

(b) Pro Forma Financial Information.

     Pursuant to Item 9.01(b)(2) and Item 9.01(a)(4) of Form 8-K, the Partnership will provide the required pro forma financial information relative to the sale not later than seventy-one (71) calendar days after the due date of this current report on Form 8-K.

(c)   Exhibits

     Purchase and Sale Agreement, between U.S. Bank National Association, as owner trustee and seller, and NewJet Corporation, dated July 11, 2005.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                          ICON INCOME FUND EIGHT A L.P.

                          By: ICON CAPITAL CORP., its General Partner


                          By: /s/ Thomas W. Martin
                          ----------------------------------------
Date: July 18, 2005       Thomas W. Martin
                          Executive Vice President

Exhibit 99.1


 ******************************************************************************



                           PURCHASE AND SALE AGREEMENT

                                     between

                         U.S. BANK NATIONAL ASSOCIATION,
                           as Owner Trustee and Seller

                                       and

                               NEWJET CORPORATION,
                                    as Buyer

                            dated as of July 11, 2005


                                   Concerning:

                        One (1) Boeing 737-2E3A Aircraft
                               (Serial No. 22792)

                                       and

                         One (1) Boeing 733-277 Aircraft
                               (Serial No. 22656)



 ******************************************************************************



                                Nixon Peabody LLP

                                TABLE OF CONTENTS




1.      Definitions...................................................3

2.      Purchase and Sale.............................................3

3.      Purchase Price................................................3

4.      Allocation of Expenses and Taxes..............................3

5.      Representations and Warranties of Seller......................3

6.      Representations and Warranties of Buyer.......................3

7.      Seller's Indemnity............................................3

8.      Buyer's Indemnity.............................................3

9.      Notice and Defense of Expenses................................3

10.     Limitation of Liability of Seller.............................3

11.     Further Assurances............................................3

12.     Access to Records.............................................3

13.     Disclaimer of Warranties......................................3

14.     Closing.......................................................3

15.     Expenses......................................................3

16.     Event of Loss.................................................3

17.     Survival of Representations and Indemnities...................3

18.     Successors and Assigns; Third Party Beneficiaries.............3

19.     Legal Counsel.................................................3

20.     Severability..................................................3

21.     Entire Agreement..............................................3

22.     Governing Law.................................................3

23.     Notice........................................................3

24.     Counterparts..................................................3

25.     Waiver........................................................3

26.     Headings......................................................3


Exhibit A-1       Bill of Sale
Exhibit B-1       Acceptance Certificate
Exhibit C-1       Manuals and Records

                           PURCHASE AND SALE AGREEMENT

     This Purchase and Sale Agreement (this "Agreement"), dated as of July 11, 2005, is by and between U.S. Bank National Association, not in its individual capacity but solely as Owner Trustee under each of the Trust Agreements ("Seller") and NewJet Corporation, a Florida corporation ("Buyer").

     Seller desires to sell, and Buyer desire to purchase, the Aircraft (as defined herein), all on the terms and conditions set forth herein.

         NOW, THEREFORE, Seller and Buyer agree as follows:

     1. Definitions. Terms and phrases defined in the Leases (as hereinafter defined) and not in this Agreement shall have the meanings set forth in the Leases. In addition, the following terms, when capitalized as in this ss. 1, shall have the following meanings:

     Acceptance Certificate: defined in ss. 13.

     Affidavit: the Affidavit of Citizenship of Buyer.

     After-Tax: an additional amount (the "gross-up amount") such that (i) the initial payment, plus (ii) the gross-up amount, less (iii) any increase in the Taxes actually payable by the recipient as a result of its receipt of the initial payment and the gross-up amount, and taking into account the tax effect (including any savings) resulting from the events or payments giving rise to the initial payment, shall equal the initial payment.

     Agreement: defined in the preamble.

     Aircraft: individually Aircraft 22656 or Aircraft 22792 and collectively Aircraft 22656 and Aircraft 22792 (as the context may require).

     Aircraft 22656: One (1) Boeing 737277 Aircraft (msn 22656) and the engines,
propellers,   landing  gears  and  other  components,  all  as  more  fully  and particularly described in the applicable Bill of Sale.

     Aircraft 22792: the Airframe 22792 and Engines 22792.

     Airframe  22792:   One  (1)  Boeing  737-2E3A   Aircraft  (msn  22792)  and
propellers, landing gears and other components (excluding Engines 22792), all as more fully and particularly described in the applicable Bill of Sale.

     America West: America West Airlines, Inc.

     Beneficiaries: ICON Income Fund Eight A L.P. and ICON Cash Flow Partners, L.P. Seven.

     Bill of Sale: the FAA Bill of Sale (AC Form 8050-2) in favor of Buyer for each of the Aircraft.

     Buyer: defined in the preamble.

     Closing: defined in ss. 13.

     Closing Date: any date as may be mutually agreed upon by Buyer and Seller.

     Code: the Internal Revenue Code of 1986, as amended.

     Damages: all claims, demands, actions, suits, proceedings, liabilities, damages, losses, costs and expenses.

     Delivery Location: defined in ss. 4(b).

     Engines 22792: the engines relating to Airframe 22792, as more fully and particularly described in the applicable Bill of Sale

     FAA: Federal Aviation Administration.

     FAA Title Company: Federal Aviation Title Company.

     Governmental Authority: all agencies, authorities, bodies, boards, commissions, institutions, legislatures and offices of any nature whatsoever for any governing unit or political subdivision, whether federal, state, county, district, municipal, city or otherwise, and whether now or hereafter in existence, including, without limitation, the FAA.

     Indemnified Party: defined in ss. 9(a).

     Indemnifying Party: defined in ss. 9(a).

     Law: any and all federal, state and local laws, rules and regulations, including, without limitation, those of the FAA.

     Leases: individually and collectively (as the context may require), the Lease Agreement, as amended, dated May 15, 1987, between Seller, not in its individual capacity, but solely as trustee for the benefit of the Beneficiaries, as successor in interest to State Street Bank and Trust Company of Connecticut, National Association and America West, as Lessee concerning that certain One (1) Boeing 737-2E3A Aircraft (msn 22792); and the Lease Agreement, as amended, dated September 30, 1986, between Seller, not in its individual capacity, but solely as trustee for the benefit of the Beneficiaries, as successor in interest to State Street Bank and Trust Company of Connecticut, National Association and America West, as Lessee concerning that certain One (1) Boeing 737-277 Aircraft (msn 22656).

     Lease Termination Certificates: individually and collectively (as the context may require), the certificate executed by Seller and America West terminating each Lease.

     Lien: any lien, charge, security interest, claim or other encumbrance of any kind or nature.

     Manuals and  Records:  the flight,  engineering  and  maintenance  manuals, drawings, documents and other data pertaining to the Aircraft and the historical, operational and maintenance records, if any, as described on Exhibit C-1 attached hereto.

     Mortgage Release and Termination Certificates: individually and collectively (as the context may require), the certificate evidencing the termination of the mortgage on each Aircraft held by The CIT Group/Equipment Financing, Inc.

     Purchase Price: the amount of $1,000,000 for the Aircraft.

     Seller: defined in the preamble.

     Tax: any and all sales, use, excise, ad valorem, value added, documentary stamp, registration, transfer, or other federal, state or local tax or assessment, including, without limitation, all penalties and interest with respect thereto.

     Transaction Documents: this Agreement, the Bill of Sale, the Affidavit, the Lease Termination Certificates, the Mortgage Release and Termination Certificates, and all other documents executed and delivered pursuant hereto and thereto by Buyer and Seller at or before Closing in connection with the transactions contemplated by this Agreement.

     Trust Agreements: individually and collectively (as the context may require), the Trust Agreements, as amended, dated October 15, 1998 between Seller, as successor in interest to State Street Bank and Trust Company of Connecticut, National Association and the Beneficiaries concerning that certain One (1) Boeing 737-2E3A Aircraft (msn 22792) and the Trust Agreement, as amended, dated August 28, 1998, between Seller, as successor in interest to State Street Bank and Trust Company of Connecticut, National Association and the Beneficiaries concerning that certain One (1) Boeing 737-277 Aircraft (msn 22656).

     Any agreement or instrument referred to in this ss. 1 means such agreement or instrument as from time to time supplemented and amended. In this Agreement, "including" means "including but not limited to", "or" means one or more, or all, of the alternatives listed or described, "herein", "hereof", "hereunder", etc. mean in, of, under, etc. this Agreement (and not merely in, of, under, etc. the section or provision where the reference appears), and references to sections, exhibits, and the like refer to those in or attached to this Agreement unless otherwise specified.

     2. Purchase and Sale . Subject to the terms and conditions of this Agreement, Seller agrees to sell to Buyer, and Buyer agrees to purchase from Seller, each of the Aircraft, at the Delivery Location, on the Closing Date for the Purchase Price, free and clear of any Liens.

     3. Purchase Price.

     (a) The Purchase Price shall be paid by Buyer in immediately available funds on the Closing Date by wire transfer to account no. 116-003855 (The CIT Group/Equipment Financing, Inc.) at JPMorgan Chase Bank, 270 Park Avenue, New York, NY (ABA # 021-000-021), (Swift Code: CHASUS33), Reference: ICON N138AW & N189AW (or to such other account as Seller may designate to Buyer in writing before the Closing).

     (b) All payments of the Purchase Price and other payments under this Agreement shall be made in Dollars and in immediately available funds for full credit on the date payment is due under this Agreement. All such payments shall be made in full without any deduction or withholding (whether in respect of set-off, counterclaim, duties, taxes, charges or otherwise), unless prohibited by applicable Law, in which event Buyer shall (i) ensure that the deduction or withholding does not exceed the minimum amount legally required, (ii) forthwith pay to Seller such additional amount as shall result in the net amount received by Seller being equal to the amount which would otherwise have been received by Seller had such a deduction or withholding not been made, (iii) pay to the relevant taxation or other authorities within the period for payment permitted by applicable law the full amount of the deduction or withholding, and (iv) upon request in writing from Seller to Buyer deliver to Seller any receipts paid or payable in respect of any deduction or withholding as aforesaid

     4. Allocation of Expenses and Taxes.

     (a) Seller shall be responsible for all costs and expenses relating to the Aircraft accruing before the Closing. Buyer shall be responsible for all costs and expenses relating to the Aircraft accruing on and after the Closing.

     (b) Except as otherwise may be expressly provided herein, all Taxes with respect to the Aircraft which are incurred prior to the Closing Date shall be for the account of Seller and all Taxes (other than Taxes based on or measured by Seller's net income) with respect to the Aircraft which are incurred on or after the Closing Date shall be for the account of Buyer. Buyer shall pay and hold Seller harmless from any Tax (other than Taxes based on or measured by Seller's net income) imposed on Buyer's purchase of the Aircraft (regardless of the party primarily liable for any such Tax under Law). Seller and Buyer agree to cooperate in scheduling the Closing on a date and at a place and time so as to minimize any Tax that may be imposed by Law on Seller or Buyer respecting the transfer of the Aircraft, by Seller to Buyer. Buyer acknowledges that Aircraft 22656 and Airframe 22792 are currently located at the Goodyear Airport in Goodyear, Arizona, except that the Engines 22792 and the Manuals and Records pertaining to Aircraft 22792 are located at Sky Harbor International Airport in Phoenix, Arizona or other location as mutually agreed between Buyer and Seller (the "Delivery Location") and that they will remain there pending the Closing unless the parties mutually agree otherwise.

     5. Representations and Warranties of Seller. Seller hereby represents and warrants to Buyer that:

     (a) Seller is a trust company duly organized, validly existing and in good standing under the laws of the of the United States, and has the requisite power and authority to authorize, execute and deliver the Transaction Documents to which it is a party and perform its obligations thereunder.

     (b) Seller's execution, delivery and performance of the Transaction Documents to which it is a party have been duly authorized by all necessary action on Seller's part, and such Transaction Documents have been, or on the Closing Date will be, duly executed and delivered by Seller and constitute, or on the Closing Date will constitute, the legal, valid and binding obligations of Seller, enforceable against it in accordance with their terms.

     (c) Seller's execution and delivery of the Transaction Documents to which it is or will be a party do not, and Seller's performance of such Transaction Documents will not, (i) require any authorization or approval by, filing or registration with, or notice to, any Governmental Authority, except as has been obtained or will have been obtained by the Closing Date, including the filing with the FAA of the applicable Transaction Documents; or (ii) violate, conflict with or constitute a default under (x) any provision of Seller's constituent documents, or under any agreement or instrument to which Seller is a party or by which it or its properties are bound, (y) any Law relating to the Aircraft or binding upon Seller, or (z) any provision of any order, arbitration award, judgment or decree by which Seller or its properties are bound, which violation, conflict or default, in each of the foregoing clauses (x) through (z), individually or in the aggregate, would prohibit, invalidate, rescind, terminate or materially interfere with the consummation of the transactions contemplated in any Transaction Document.

     (d) No action, suit or proceeding is pending or, to the knowledge of Seller, threatened, before any court, arbitrator or Governmental Authority to restrain or enjoin Seller's consummation of the transactions herein contemplated which, if adversely determined, would affect the Aircraft or impair the validity of any of the Transaction Documents to which it is a party, or Seller's performance of its obligations thereunder; and to Seller's knowledge, no action, suit or proceeding is pending or threatened before any court, arbitrator or Governmental Authority otherwise relating to any Transaction Document.

     (e) No Person acting on behalf of Seller is or will be entitled to any brokerage fee, commission, finder's fee or financial advisory fee, directly or indirectly, from Buyer or any of its affiliates in connection with the transactions contemplated in the Transaction Documents.

     (f) Seller is the sole owner of the Aircraft and has the right to sell the same to Buyer.

     (g) Seller has good and marketable title to the Aircraft, and Buyer will acquire Seller's interest in the Aircraft, free and clear of all Liens.

     6. Representations and Warranties of Buyer. Buyer hereby represents and warrant to Seller that:

     (a) Buyer is a corporation duly organized, validly existing, and in good standing under the laws of the state of Florida, and has the requisite power and authority to authorize, execute and deliver the Transaction Documents to which it is a party and perform its obligations thereunder; and is domiciled in the United States and is a "citizen of the United States" within the meaning of
Section 401(a)(15) of Title 49 of the United States Code (and the regulations thereunder).

     (b) Buyer's execution, delivery and performance of the Transaction Documents to which it is a party have been duly authorized by all necessary corporate action on its part, and such Transaction Documents have been, or on the Closing Date, will have been, duly executed and delivered by it and constitute, or on the Closing Date will constitute, its legal, valid and binding obligations, enforceable against it in accordance with their terms.

     (c) The execution and delivery of the Transaction Documents to which Buyer is or will be a party do not, and the performance of such Transaction Documents by Buyer will not, (i) require any authorization or approval by, filing or registration with, or notice to, any Governmental Authority, except as has been obtained or will have been obtained by the Closing Date or (ii) violate, conflict with or constitute a default under (x) any provision of Buyer's constituent documents, or under any agreement or instrument to which it is a party or by which it or its properties are bound, (y) any Law relating to the Aircraft or binding upon Buyer, or (z) any provision of any order, arbitration award, judgment or decree by which Buyer or the properties of Buyer may be bound, which violation, conflict or default, in each of the foregoing clauses
(x) through (z), individually or in the aggregate, would prohibit, invalidate or rescind, terminate or materially interfere with the consummation of the transactions contemplated in any Transaction Document.

     (d) No action, suit or proceeding is pending or, to the knowledge of Buyer, threatened, before any Governmental Authority to restrain or enjoin Buyer's consummation of the transactions therein contemplated which, if adversely determined, would impair the validity of, or the execution and delivery by Buyer of, any of the Transaction Documents to which it is a party, or the performance by Buyer of its obligations thereunder; to the knowledge of Buyer, no action, suit or proceeding is pending or threatened before any Governmental Authority otherwise relating to any Transaction Document.

     (e) None of the Transaction Documents requires the approval of any related party of Buyer, except any that have been duly obtained.

     (f) No Person acting on behalf of Buyer is or will be entitled to any brokerage fee, commission, finder's fee or financial advisory fee, directly or indirectly, from Seller or any of its affiliates in connection with the transactions contemplated in the Transaction Documents.

     (g) No part of the funds to be used by Buyer to acquire the interests to be acquired by it under this Agreement constitutes assets of an employee benefit plan within the meaning of Section 3(3) ERISA (or any applicable regulation thereunder) or any trust created under any such plan, or assets of a plan as defined in Section 4975(e) (1) of the Code, or any trust created under any such plan. Buyer will take no action with respect to its participation in the transactions contemplated hereby which would cause such participation to be a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code or any applicable regulation under such sections.

     7. Seller's Indemnity. Seller will, on an After-Tax basis, indemnify Buyer and hold Buyer harmless from (a) any Damages which result from any misrepresentation or breach of any warranty of Seller contained in any of the Transaction Documents or in connection with any of the transactions contemplated by the Transaction Documents, or (b) any Damages which result from a breach by Seller of any of its covenants or agreements contained in any of the Transaction Documents or in connection with any of the transactions contemplated by any Transaction Documents. Upon payment of such indemnity, Seller shall be subrogated to Buyer' rights against any third party respecting such Damages.

     8. Buyer's Indemnity. Buyer will, on an After-Tax basis, indemnify Seller and hold it harmless from (a) any Damages which result from any misrepresentation or breach of any warranty of Buyer contained in any of the Transaction Documents or in connection with any of the transactions contemplated by any Transaction Document, or (b) any Damages which result from a breach by Buyer of any of its covenants or agreements contained in any Transaction Document or in connection with any of the transactions contemplated by any Transaction Documents, or (c) any Damages with respect to the Aircraft to the extent arising from or relating to any period after the moment of Closing on the Closing Date.

     9. Notice and Defense of Expenses.

     (a) A party seeking indemnification pursuant to ss. 7 or ss. 8 (an "Indemnified Party") shall give prompt notice to the party from whom such indemnification is sought (the "Indemnifying Party") of any matter or event in respect of which indemnity may be sought hereunder and shall give the Indemnifying Party such information with respect thereto as the Indemnifying Party may reasonably request, but failure to give such notice shall not relieve the Indemnifying Party of any liability hereunder (except to the extent the Indemnifying Party suffers actual prejudice thereby).

     (b) As to any such matter or event, the Indemnifying Party may, at its election and expense, either participate in or assume the defense of any action, suit or proceeding involving a third party, provided that such defense is conducted using counsel reasonably satisfactory to the Indemnified Party. The Indemnified Party and the Indemnifying Party shall consult with each other regarding the conduct of the defense of any such action, suit or proceeding. If such defense is assumed by the Indemnifying Party, the Indemnifying Party shall submit any proposed settlement for the Indemnified Party's approval, which approval shall not be unreasonably withheld or delayed. Further, the Indemnified Party shall have the right (but not the duty) to participate in such defense and to employ counsel, at its own expense (except that the Indemnifying Party shall pay the fees and expenses of such counsel to the extent the Indemnified Party reasonably concludes that there is a conflict of interest between the Indemnified Party and the Indemnifying Party), separate from counsel employed by the Indemnifying Party as to such defense. The Indemnifying Party shall be liable for the fees and expenses of counsel employed by the Indemnified Party if the Indemnifying Party has not assumed such defense. Whether or not the Indemnifying Party assumes such defense, the parties hereto shall cooperate in such defense and shall furnish such records, information and testimony, and attend such conferences, discovery proceedings, hearings, trials and appeals, as may be reasonably requested in connection therewith. The Indemnifying Party shall not be liable for any settlement effected without its consent (as contemplated above) of any Damages.

     10. Limitation of Liability of Seller. It is expressly understood and agreed by the parties hereto that this Agreement is executed and delivered by Seller, not in its individual capacity but solely as Owner Trustee, each of the representations, undertakings and agreements herein by the Seller are not personal representations, undertakings and agreements of the Seller, but are binding only on the trust property held by the Owner Trustee under the Trust Agreements, nothing herein contained shall be construed as creating any liability of the Seller, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, the Seller; provided, however, that nothing in this Agreement shall be construed to limit the liability of the Seller in its individual capacity for the consequences of its own gross negligence or willful misconduct.

     11. Further Assurances. From time to time before and after the Closing, Seller and Buyer will fully cooperate and assist one another and, at the request of either, the other shall perform such further acts (including executing documents) as the requesting party or its counsel reasonably requests, at the expense of the requesting party, all more effectively to effect the transactions contemplated hereby.

     12. Access to Records. After the Closing, Buyer shall permit Seller or the Beneficiaries and its representatives to have reasonable access, at any reasonable time upon reasonable notice, to inspect and copy, after production by Buyer, any documents in Buyer's possession relating to the Aircraft before the Closing Date, for such purposes for which access to such documents is believed to be reasonably necessary.

     13. Disclaimer of Warranties.

     (a) Buyer has had sufficient opportunity to inspect the Aircraft and the Manuals and Records and understands and is thoroughly satisfied with the condition thereof. Except as expressly set forth herein, the Aircraft (including, but not limited to, the Manuals and Records) are being sold or furnished hereunder in "as is, where is" condition, Seller has made no, makes no, and shall not be deemed to have made any representation or warranty, express or implied (and Seller disclaims any representation and warranty) (a) as to the value, condition, design, operation, MERCHANTABILITY, quality of materials or workmanship, FITNESS for use or for a particular purpose, maintenance, marketability, or existence of the Aircraft or any portion thereof, or as to the absence of infringement of any patent or copyright or the like, including any representation or warranty that arises or may be deemed to arise out of its course of performance, course of dealing, or usage of trade, including, without limitation, as to the airworthiness thereof, (b) as to the adequacy of any insurance coverage applicable to or available for the Aircraft, (c) as to the absence of latent or other defects, whether or not discoverable, with or with respect to the Aircraft, or as to any obligation based on strict liability in tort, (d) except as expressly provided herein, as to the execution by any party (other than Seller), effectiveness, genuineness, validity, or enforceability of any Transaction Documents or any representations, warranties, recitals, or statements made in any Transaction Documents (by any party other than Seller) or in any financial or oral statement, instrument, report, certificate, or other document by any party other than Seller and any other representations or warranties whatsoever, express or implied, with respect to the Aircraft, it being understood that all such disclaimed risks, as between Seller and Buyer, are to be borne by Buyer or (e) as to the compliance of any of the Aircraft (or any part or portion thereof) with any applicable Laws or regulations. Buyer hereby waives all remedies, warranties or liabilities, express or implied, arising by Law or otherwise with respect to the Aircraft sold or furnished under this Agreement. Under no theory of recovery, whether based in contract, in tort (including negligence and strict liability), under warranty, or otherwise, will Seller (1) be liable for any indirect, incidental or consequential damage whatsoever; damage to or loss of property or equipment; loss of profits or revenue; or loss of use; or (2) be liable, in the aggregate, for any amount in excess of the Purchase Price paid to Seller under this Agreement. This clause shall prevail over any conflicting or inconsistent provisions in this Agreement.

     14. Closing.

     (a) Buyer and Seller shall agree on a mutually convenient Closing Date.

     (b) On the Closing Date, Buyer shall perform the following actions and/or deliver to Seller the following documents evidencing compliance with and/or satisfy the following terms and conditions of this Agreement:

(i) the Purchase Price shall be paid to Seller as set forth in Section 3 hereof;

(ii) a duly executed Application for Aircraft Registration for the Aircraft in the name of Buyer [originals preplaced with FAA Title Company];

(iii) the Affidavit of Buyer [originals preplaced with FAA Title Company];

(iv) an Acceptance Certificate in substantially the form set forth as Exhibit B-1 hereto (an "Acceptance Certificate");

(v) Buyer's representations and warranties in this Agreement and the other Transaction Documents shall be true and correct on the Closing Date;

(vi) an officer's certificate from the Secretary or an Assistant Secretary (or a comparable, or more senior, officer) of Buyer, as to the due authorization of the Person executing and delivering each of the Transaction Documents to which Buyer is a party and to perform the obligations of Buyer thereunder;

(vii) an incumbency certificate (which may be included within the above-mentioned officer's certificate) of Buyer as to the appropriate Persons' authority to execute and deliver this Agreement and each other Transaction Document to be executed on behalf of such Person, including the specimen signatures of such persons; and

(viii) such other documents, instruments, agreements and certificates as Seller reasonably requests.

     (c) On the Closing Date, Seller shall perform the following actions and/or deliver to Buyer the following documents evidencing compliance with and/or satisfy the following terms and conditions of this Agreement:

(i)  the duly executed Bill of Sale [original preplaced with FAA Title Company];

(ii) a duly executed FAA Form 8050-1;

(iii) the duly executed Lease Termination Certificates [originals preplaced with FAA Title Company];

(iv) the duly executed Mortgage Release and Termination Certificates [originals preplaced with FAA Title Company];

(v) Seller's representations and warranties in this Agreement and the other Transaction Documents shall be true and correct on the Closing Date;

(vi) such other documents, instruments, agreements and certificates as Buyer reasonably requests.

     (d) Upon confirmation of the receipt of the Purchase Price, Seller shall deliver to Buyer a long form bill of sale in substantially the form of Exhibit A-1, and shall instruct FAA Title Company to file the Lease Termination Certificate, the Mortgage Release and Termination Certificate and the Bill of Sale for the Aircraft with the FAA together with Buyer's Application for Aircraft Registration for such Aircraft. Buyer shall instruct FAA Title Company to file the Application for Aircraft Registration for such Aircraft with the FAA.

     (e) Upon Closing, risk of loss, damage or destruction of the Aircraft (including Engines and Propellers) shall pass to Buyer.

     15. Expenses. Whether or not the transactions contemplated hereby are consummated, each party hereto shall pay its own costs and expenses in connection with this Agreement and the transactions contemplated hereby, including the fees of its counsel. Buyer shall pay the fees and expenses of FAA Title Company.

     16. Event of Loss. If any Aircraft suffers an Event of Loss before the Closing, then this Agreement shall be terminated with respect thereto (and only with respect thereto), and Seller and Buyer shall have no further obligations to each other hereunder with respect to the sale and purchase of such Aircraft.

     17. Survival of Representations and Indemnities. The representations, warranties and indemnities in this Agreement shall survive the execution of this Agreement by the parties hereto and the consummation by the parties hereto of the transactions contemplated hereby.

     18. Successors and Assigns; Third Party Beneficiaries. This Agreement shall benefit and bind the parties hereto and their successors and assigns; provided, that, with the exception of such successors and assigns, no other third party is intended to benefit herefrom. Buyer shall not have the right to assign this Agreement or any of its rights hereunder to any Person without the prior written consent of Seller.

     19. Legal Counsel. Buyer confirms having had the opportunity to obtain independent legal advice regarding this Agreement.

     20. Severability. Any provision of this Agreement which is, or is deemed to be, void, prohibited or unenforceable in any jurisdiction is, as to such jurisdiction, severable herefrom, and is ineffective to the extent of such avoidance, prohibition or unenforceability without in any way invalidating the remaining terms, conditions and provisions hereof. Any such avoidance, prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term, condition or provision in any other jurisdiction.

     21. Entire Agreement. The Transaction Documents contain the entire agreement and understanding between the parties with respect to the subject matter contained therein, and supersede all prior agreements, negotiations, understandings, and representations, oral or written. No amendment, modification, limitation, or release of any of the terms contained therein shall be made except by mutual agreement to that effect in writing and signed by the parties hereto.

     22. Governing Law. This Agreement shall be deemed to have been made in the state of New York, shall be construed in accordance with, and the rights and liabilities of the parties hereunder shall be governed by, the laws of such state (without regard to any choice-of-laws rule that would apply the laws of any other state).

     23. Notice. All communications under this Agreement shall be in writing, and any notice under this Agreement shall become effective upon delivery at the following address (or to such other address as the party to whom the same is intended shall have specified in conformity with the foregoing):

         if to Seller:              U.S. Bank National Association
                                    Corporate Trust Services
                                    225 Asylum Street, 23rd Floor
                                    Hartford, CT 06103
                                    Attention:  Kathy Mitchell
                                    Fax:  860-241-6881

                                    with a copy to:

                                    ICON Income Fund Eight A L.P.
                                    ICON Cash Flow Partners, L.P. Seven
                                    c/o ICON Capital Corp.
                                    100 Fifth Avenue, 10th Floor
                                    New York, NY 10001
                                    Attention: General Counsel
                                    Fax: 212-418-4739

         if to Buyer:               NewJet Corporation
                                    13945 Southwest 139 Court
                                    Miami, FL 33186
                                    Attention:  Sami Joseph
                                    Fax: 305-254-8250

     24. Counterparts. This Agreement may be executed in any number of counterparts, and by different parties on separate counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute one and the same agreement. A facsimile signature on any counterpart shall be deemed for all purposes to be an original signature.

     25. Waiver. No delay or failure by Seller or Buyer in exercising any of its rights, and no course of dealing or performance with respect thereto, shall constitute a waiver thereof, nor shall any single or partial exercise preclude any other or further exercise thereof or the exercise of any other right, title, interest or remedy. The express waiver by Seller or Buyer of any right, title, interest or remedy in a particular instance or circumstance shall not constitute a waiver thereof in any other instance or circumstance. All rights and remedies shall be cumulative and not exclusive of any other rights or remedies, and each of the parties hereto may exercise and enforce all of its rights and remedies at any time or from time to time as often and in such order as it deems expedient.

     26. Headings. The headings in this Agreement are for convenience of reference only, and shall not affect the meaning or interpretation of this Agreement.

          IN WITNESS WHEREOF, Seller and Buyer have executed this
          Agreement as of the date first set forth above.


     U.S. BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Owner Trustee (Seller)



 By:
     -----------------------------------------------------
 Name:  _________________________________
 Its:  ____________________________________


 NEWJET CORPORATION (Buyer)

 By:
     -----------------------------------------------------
 Name:  _________________________________
 Title:  __________________________________



                 [Signature Page to Purchase and Sale Agreement]

                                   EXHIBIT A-1

                                  BILL OF SALE


KNOW ALL MEN BY THESE PRESENTS that:

     U.S. Bank National Association (successor to State Street Bank and Trust Company of Connecticut, National Association), not in its individual capacity but solely as Owner Trustee under that certain trust agreement, as amended, dated as of [_____________] ("Seller"), in consideration of Ten Dollars ($10.00) and other good and valuable consideration, receipt of which is hereby acknowledged, does hereby grant, bargain, sell and assign to NewJet Corporation ("Purchaser"), its successors and assigns, all of Seller's right, title and interest in and to the following:

                                  United States
 Manufacturer        Model      Registration Number      Serial Number

Boeing Co.
Pratt & Whitney     JT8D-15
Pratt & Whitney     JT8D-15

     together with all parts and components incorporated or installed thereon or attached thereto (collectively, the "Aircraft") and the records, manuals, documents and data relating to the Aircraft as more fully described in and pursuant to the provisions of that certain Purchase and Sale Agreement between Buyer and Seller dated as of July __, 2005 relating to the Aircraft (the "Purchase Agreement"). Each of the Engines has 750 or more rated take-off horsepower or the equivalent of such horsepower. Capitalized terms not otherwise defined herein shall have the meaning given to such terms in the Purchase Agreement.

     TO HAVE AND TO HOLD said Aircraft unto Buyer, its successors and assigns, for its and their own use forever.

     Except as expressly set forth in the Purchase Agreement, the Aircraft (including, but not limited to, the Manuals and Records) are being sold or furnished hereunder in "as is, where is" condition, Seller has made no, makes no, and shall not be deemed to have made any representation or warranty, express or implied, (and Seller disclaims any representation and warranty) (a) as to the value, condition, design, operation, MERCHANTABILITY, quality of materials or workmanship, FITNESS for use or for a particular purpose, maintenance, marketability, or existence of the Aircraft or any portion thereof, or as to the absence of infringement of any patent or copyright or the like, including any representation or warranty that arises or may be deemed to arise out of its course of performance, course of dealing, or usage of trade, including, without limitation, as to the airworthiness thereof, (b) as to the adequacy of any insurance coverage applicable to or available for the Aircraft, (c) as to the absence of latent or other defects, whether or not discoverable, with or with respect to the Aircraft, or as to any obligation based on strict liability in tort, (d) except as expressly provided in the Purchase Agreement, as to the execution by any party (other than Seller), effectiveness, genuineness, validity, or enforceability of any Transaction Documents or any representations, warranties, recitals, or statements made in any Transaction Documents (by any party other than Seller) or in any financial or oral statement, instrument, report, certificate, or other document by any party other than Seller and any other representations or warranties whatsoever, express or implied, with respect to the Aircraft, it being understood that all such disclaimed risks, as between Seller and Buyer, are to be borne by Buyer or (e) as to the compliance of any of the Aircraft (or any part or portion thereof) with any applicable Laws or regulations. Buyer hereby waives all remedies, warranties or liabilities, express or implied, arising by Law or otherwise with respect to the Aircraft sold or furnished under the Purchase Agreement. Under no theory of recovery, whether based in contract, in tort (including negligence and strict liability), under warranty, or otherwise, will Seller (1) be liable for any indirect, incidental or consequential damage whatsoever; damage to or loss of property or equipment; loss of profits or revenue; or loss of use; or (2) be liable, in the aggregate, for any amount in excess of the Purchase Price paid to Seller under this Agreement.

     This Bill of Sale shall in all respects be governed by, and construed in accordance with, the internal substantive laws of the State of New York.

     IN WITNESS WHEREOF, Seller has caused this instrument to be executed for the purpose hereinabove shown by its duly authorized officer as of July __, 2005.

                     U.S. BANK NATIONAL ASSOCIATION,
                     not in its individual capacity but solely as  Owner Trustee



                     By:______________________
                     Its:  ______________________

                                   EXHIBIT B-1

                             ACCEPTANCE CERTIFICATE


     NewJet Corporation, a Florida corporation ("Buyer"), irrevocably and unconditionally accepts delivery to it by U.S. Bank National Association, not in its individual capacity but solely as Owner Trustee ("Seller"), at _: __, __.M. on this date of the following described property, together with all parts, components and other equipment attached to and included with such property (collectively, the "Aircraft"), in accordance with the terms of the Purchase and Sale Agreement, dated as of July __, 2005, between Buyer and Seller (the "Purchase Agreement"):

     (1) one (1) Boeing 737-2E3A airframe (msn 22792), together with all parts, appliances, equipment, instruments, components and accessories attached to, installed in, incorporated in or appurtenant to such airframe;

     (2) two (2) Pratt & Whitney JT8D-15 engines (msn P708343B and P708323B), together with all parts, appliances, equipment, instruments, components and accessories attached to, installed in, incorporated in or appurtenant to such engines; and

     (3) all Manuals and Records (as such term is defined in the Purchase Agreement) with respect to the Aircraft.

          IN WITNESS WHEREOF, Buyer has duly executed this Acceptance Certificate this ___ day of July, 2005.



           NEWJET CORPORATION



           By:      ____________________________________
           Name:
                 --------------------------------------------------------
           Title:
                  -------------------------------------------------------

                                   EXHIBIT C-1

1.   F.A.A. Approved Flight Manual (including AFM Supplements)

2.   737-200 QRH

3.   737 Operations Manual Vol 1 & 2

4.   CPCP & Aging Aircraft Controls Manual

5.   SRM Disk Copy

6.   Temporary Revisions AMM-IPC-WDM

7.   Maintenance Manual - Aircraft

8.   Illustrated Parts Catalog - Aircraft

9.   Wiring Diagrams - Aircraft

10.  America West "Aircraft Component Log" (Sceptre Report)

11.  Weight and Balance Manual - Including Latest Weight and Balance Report

12.  Certification Letter stating that copies of records are true

13.  All available work cards for the last accomplished Maintenance Checks

14. Current status of all Airworthiness Directives for Airframe, Engines and Components

15. Work cards for the latest accomplishment of all repetitive A.D.'s

16. A copy of ALL Engineering Orders complied with and related to A.D.'s

17. Record of major repairs and related supporting documentation

18. Available shop history of overhaul for all hard time components and engines

19. All records of C check

20. Aircraft Flight Log (showing date of last flight and aircraft times and cycles)

21. All other historic records that are currently available at America West (including Aircraft birth Records as delivered with aircraft from the manufacturer)

22.  All available STC for Aircrafts

23.  Landing Gear Records consisting of:

     (a)  Last Overhaul Records

     (b)  History Log (Maintenance Log)

     (c)  Time Control Components Records

     (d)  Life Limited Components Records

24.  Fuel Drip Stick D6-32037

25.  Aircraft Registration

26.  Aircraft Airworthiness Certificate

27.  Sceptre Report for Aircraft Scratches and Dents

28.  LOPA & 8110 Form

29.  Description of Maintenance Program